1 New Valley LLC, the real estate subsidiary of Vector Group Ltd. (NYSE: VGR), owns real estate and 70% of Douglas Elliman, the largest residential brokerage firm in the New York metropolitan area, as well as a minority stake1 in numerous real estate investments. New Valley has invested approximately $215 million, as of September 30, 2017, in a broad portfolio of real estate projects. NEW VALLEY REAL ESTATE INVESTMENTS1 November 2017 DOUGLAS ELLIMAN • Largest residential real estate brokerage firm in New York metropolitan area and fourth-largest in United States. • Closings of $25.4 billion for the last twelve months ended September 30, 2017; Douglas Elliman has more than 7,000 affiliated agents and 100 offices throughout the New York metropolitan area, South Florida, Aspen, Greenwich, and Los Angeles. • Maintains an alliance with Knight Frank— the largest independent residential brokerage in the United Kingdom— to jointly market high-end properties, providing a network with 520 offices across 60 countries with 21,550 affiliated agents. • Revenues and Adjusted EBITDA of Douglas Elliman of $696 million and $23.2 million2, respectively, for the last twelve months ended September 30, 2017. COMPANY HIGHLIGHTS • Executive offices in Manhattan and Miami • Employs approximately 900 people Douglas Elliman’s net income was $14.3M for the twelve months ended September 30, 2017. New Valley’s net income for the periods presented was approximately $21.4M, $11.7M, $13.5M and $23.9M, for the periods presented, respectively. Adjusted EBITDA is a non-GAAP financial measure. New Valley’s Adjusted EBITDA does not include an allocation of Vector Group Ltd.’s Corporate and Other Expenses (for purposes of computing Adjusted EBITDA) of $11.4M, $13.2M, $15.3M and $14.9M, for the periods presented, respectively. For a reconciliation of Adjusted EBITDA to net income, please see Vector Group Ltd.’s Current Reports on Forms 8-K, filed on October 2, 2015, November 15, 2016, March 1, 2017 and November 7, 2017. Please also see Vector Group Ltd.’s Form 10-K for the year ended December 31, 2016 (Commission File Number 1-5759) and Vector’s Form 10-Q for the quarterly period ended September 30, 2017. 2 LTM 9/30/2017 $18.9M New Valley Adjusted EBITDA Maryland Portfolio (Baltimore County) New Valley’s Real Estate Investment Portfolio1 New Valley’s New York Real Estate Investments1 1. The Marquand Upper East Side 2. 10 Madison Square West Flatiron District/NoMad 3. 11 Beach Street TriBeCa 4. 20 Times Square Times Square 5. 111 Murray Street TriBeCa 6. 160 Leroy Street Greenwich Village 7. 215 Chrystie Street Lower East Side 8. The Dutch Long Island City 9. 1 QPS Tower Long Island City 10. Park Lane Hotel Central Park South 11. 125 Greenwich Street Financial District 12. The Eleventh West Chelsea 13. New Brookland Flatbush Coral Beach and Tennis Club Bermuda International Investments1 Land Development/Real Estate Held for Sale, net Apartments/ Condo- miniums/Hotels Commercial Retail/ Office Assets Monad Terrace (Miami Beach) www.newvalley.comContact: Emily Claffey / Ben Spicehandler / Columbia Clancy of Sard Verbinnen & Co (212) 687-8080 Escena (Palm Springs) Douglas Elliman Closings LTM 9/30/2017 $25.4B EXECUTIVE MANAGEMENT Howard M. Lorber President and Chief Executive Officer Richard J. Lampen Executive Vice President J. Bryant Kirkland III Senior Vice President, Treasurer and Chief Financial Officer Marc N. Bell Senior Vice President, Secretary and General Counsel Bennett P. Borko Executive Vice President of New Valley Realty division NY City Investments New Valley Revenues – LTM 9/30/2017 Other Real Estate Brokerage Commissions Property Management West Hollywood Edition (West Hollywood) The Plaza at Harmon Meadow (New Jersey) Sagaponack (East Hampton) 87 Park (Miami Beach) Mosaic II (ST Portfolio) (Houston) Takanasee (New Jersey) $701M $659M $32M $10M Wynn Las Vegas Retail (Nevada) Fontainebleau (Las Vegas) 500 Broadway (Santa Monica) 2012 $12.4B 2013 $14.9B $18.2B 2014 2015 $22.4B 2016 $24.6B 2014 $40.2M 2015 $26.9M 2016 $27.9M 2 12 13 7 8 9 1 MEATPACKING DISTRICT MIDTOWN QUEENS-MIDTOWN TUNNEL QUEENS WILLIAMSBURG BRIDGE QUEENSBORO BRIDGE BROOK LYN BRIDG E MANH ATTAN BRIDG E HUDSON RIVE R EAST RIVE R COLUMBUS CIRCLE UNION SQUARE BROOKLYN LOWER EAST SIDE GREENWICH VILLAGE WEST VILLAGE SOHO TRIBECA 6 5 3 11 4 10 Please refer to Vector Group Ltd.’s Form 10-Q (Commission File Number 1-5759) for the quarterly period ended September 30, 2017 in the section “Summary of Real Estate Invesments” in Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations